Commitments and contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies
Note 24 - Commitments and contingencies

The management is not currently aware of any threatened or pending litigation or legal matters, which would have a significant effect on the Company’s consolidated financial statements as of December 31, 2018 and 2017.

Our contractual obligations primarily consist of operating lease obligations. The following table sets forth a breakdown of our contractual obligations as of December 31, 2018 and their maturity profile:

	For the years ending December 31,
	2019	2020	2021	2022	2023	2024 and thereafter	Total
	$	$	$	$	$	$	$
Future minimum lease payments under non-cancelable operating lease agreements	46	38	5	-	-	-	89

Financial guarantee issued:

As a result of the acquisition of Paris Sky Limited (Note 9(e)), the property, plant and equipment acquired included leasehold land and buildings with a value of $53.0 million at the date of acquisition which are pledged against the banking facilities of HK$215.32 million ($27.61 million) of a company beneficially owned by Kimmy Lai Ching Luk (Note 9(d)). The property pledge (allowance on guarantee) was measured at fair value on the basis of estimation of the probability that the borrower would be unable to either repay the loan or fulfil the loan contract terms (the default risk) and the amount that would be recovered at events of default (the recovery rate).